As Filed with the Securities and Exchange Commission on March 28, 2006

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 23, 2006

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            Bank of America Corporation (the "Registrant") maintains a Euro Medium-Term Note Program (the "Program") which provides for the issuance, from time to time, of its senior and subordinated debt securities in international capital markets.  The maximum aggregate principal amount authorized to be outstanding at any time under the Program is U.S. $20 billion (or the equivalent in other currencies). Under the Program, the Registrant may issue unsecured medium-term notes with such terms, including currency, rate and maturity, as are agreed between the Registrant and the purchasers of the notes at the time of sale. These notes are issued pursuant to the terms of an Amended and Restated Agency Agreement dated as of August 4, 2005, between the Registrant and JPMorgan Chase Bank, London Branch, as issuing and principal paying agent.

Notes are issued under the Program pursuant to Regulation S under the Securities Act of 1933, as amended (the "Act"); are not registered under the Act; and may not be offered or sold in the United States or to a U.S. person absent registration or an applicable exemption from the registration requirements of the Act.

            On March 23, 2006, the Registrant announced that it had agreed to sell € 1,750,000,000 of its 4% Fixed/Floating Rate Callable Subordinated Notes, due March 2018.  A form of news release containing information about those notes is attached hereto as Exhibit 99.1.  The notes were issued on March 28, 2006.  After issuing those notes, there is approximately U.S. $15.6 billion (or its equivalent in other currencies) in principal amount of notes outstanding under the Program, leaving approximately U.S. $4.4 billion (or its equivalent in other currencies) available for issuance under the Program as of that date.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Form of News Release dated March 23, 2006 regarding the Registrant's 4% Fixed/Floating Rate Callable Subordinated Notes, due March 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By: /s/ TERESA M. BRENNER TERESA M. BRENNER Associate General Counsel

Dated:  March 28, 2006

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Form of News Release dated March 23, 2006 regarding the Registrant's 4% Fixed/Floating Rate Callable Subordinated Notes, due March 2018.